UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2023

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2023, Intelligent Bio Solutions Inc. (the “Company”) filed a Certificate of Elimination of Series B Convertible Preferred Stock (the “Series B Certificate of Elimination”) with the Secretary of State of the State of Delaware (the “Delaware SOS”) effecting the elimination of its Series B Convertible Preferred Stock. The Series B Certificate of Elimination eliminated the previous designation of shares of Series B Convertible Preferred Stock, none of which were outstanding at the time of filing, and, upon such elimination, caused such shares of the Series B Convertible Preferred Stock to resume their status as undesignated shares of preferred stock of the Company. Effective upon the filing of the Series B Certificate of Elimination, all matters set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock were eliminated from the Amended and Restated Certificate of Incorporation of the Company, as amended.

On July 25, 2023, the Company filed a Certificate of Elimination of Series D Convertible Preferred Stock (the “Series D Certificate of Elimination”) with the Delaware SOS effecting the elimination of its Series D Convertible Preferred Stock. The Series D Certificate of Elimination eliminated the previous designation of shares of Series D Convertible Preferred Stock, none of which were outstanding at the time of filing, and, upon such elimination, caused such shares of the Series D Convertible Preferred Stock to resume their status as undesignated shares of preferred stock of the Company. Effective upon the filing of the Series D Certificate of Elimination, all matters set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock were eliminated from the Amended and Restated Certificate of Incorporation of the Company, as amended.

The foregoing descriptions of the Series B Certificate of Elimination and Series D Certificate of Elimination do not purport to be complete and are qualified in their entirety by reference to the complete text of the Series B Certificate of Elimination and Series D Certificate of Elimination, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Certificate of Elimination of Series B Convertible Preferred Stock
3.2	Certificate of Elimination of Series D Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2023

INTELLIGENT BIO SOLUTIONS INC.

By:	/s/ Spiro Sakiris
Name:	Spiro Sakiris
Title:	Chief Financial Officer